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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                               450 Fifth Street NW
                             Washington, D.C. 29549

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                                    Form 8-K

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                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): April 21, 2004

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                                  First Bancorp
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             (Exact Name of Registrant as Specified in its Charter)

       North Carolina                 0-15572                   56-1421916
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(State or Other Jurisdiction        (Commission              (I.R.S. Employer
     of Incorporation)              File Number)          Identification Number)

    341 North Main Street, Troy,
           North Carolina                                          27371
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(Address of Principal Executive Offices)                         (Zip Code)

                                 (910) 576-6171
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              (Registrant's telephone number, including area code)

                                 Not Applicable
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         (Former Name or Former Address, if changed since last report)

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                                  First Bancorp
                                      INDEX


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      Item 7 - Exhibits                                                  3

      Item 12 - Results of Operations and Financial Condition            3

      Signatures                                                         4

      Exhibit 99 (a) News Release dated April 21, 2004                   5


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Item 7 -- Exhibits

      99(a) Additional Exhibits - News Release dated April 21, 2004

Item 12 - Results of Operations and Financial Condition

      On April 21, 2004, the Registrant issued a news release to announce its earnings for the quarter-to-date period ended March 31, 2004. The news release is attached hereto as Exhibit 99(a) and is incorporated by reference. The news release includes disclosure of net interest income on a tax-equivalent basis, which is a non-GAAP performance measure used by management in operating its business, which management believes provides investors with a more accurate picture of net interest income and net interest margins for comparative purposes.

As of March 31, 2004, the Company had 9,458,133 shares outstanding.

Disclosures About Forward Looking Statements

      The discussions included in this document and its exhibits may contain forward looking statements within the meaning of the Private Securities Litigation Act of 1995, including Section 21E of the Securities Exchange Act of 1934 and Section 27A of the Securities Act of 1933. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially. For the purposes of these discussions, any statements that are not statements of historical fact may be deemed to be forward looking statements. Such statements are often characterized by the use of qualifying words such as "expects," "anticipates," "believes," "estimates," "plans," "projects," or other statements concerning opinions or judgments of the Company and its management about future events. The accuracy of such forward looking statements could be affected by such factors as, including but not limited to, the financial success or changing conditions or strategies of the Company's customers or vendors, fluctuations in interest rates, actions of government regulators, the availability of capital and personnel or general economic conditions.


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                                   Signatures

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           First Bancorp

April 21, 2004                         By: /s/ James H. Garner
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                                           James H. Garner
                                           President and Chief Executive Officer


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